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[SIGNATURE]



                               EXHIBIT III
                               ___________

                   CONSENT OF INDEPENDENT ACCOUNTANTS
                   __________________________________


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 33-36862, 33-44594, 33-43073, and 33-49411) of IBM Credit
Corporation of our report dated February 16, 1994 appearing on page 12 of this Annual Report on Form 10-K.




/s/ Price Waterhouse
    Stamford, CT
    March 15, 1994